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HAVERFORD

HAVERFORD QUALITY GROWTH STOCK FUND

Summary Prospectus | March 1, 2010
TICKER: HAVGX

Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.haverfordfunds.com. You can also get this information at no cost by calling 1-866-301-7212, by sending an e-mail request to haverfordfunds@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund's prospectus and statement of additional information, both dated March 1, 2010, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE
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    The Haverford Quality Growth Stock Fund's (the "Fund") investment objective is long-term growth of capital.

FUND FEES AND EXPENSES
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THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
SHARES OF THE FUND.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR INVESTMENT)


    Management Fees                                    0.60%
    ---------------------------------------------------------
    Other Expenses(1)                                  1.86%
    ---------------------------------------------------------
    Total Annual Fund Operating Expenses(2)            2.46%
    ---------------------------------------------------------
    Less Fee Reductions and/or Expense Reimbursements (1.45)%
    ---------------------------------------------------------
    Total Annual Fund Operating Expenses After Fee
      Reductions and/or Expense Reimbursements(3)      1.01%
    ---------------------------------------------------------

    (1) Other Expenses include acquired fund fees and expenses of less than 0.01%.

    (2) "Total Annual Fund Operating Expenses" and net operating expenses in this fee table do not correlate to the expense ratio in the Fund's financial statements (or the "Financial Highlights" section in this prospectus) because the financial statements include only the direct operating expenses incurred by the Fund, and not acquired fund fees and expenses.

    (3) Haverford Financial Services, Inc. ("Haverford" or the "Adviser") has contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep net oper-

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    ating expenses (excluding interest, taxes, brokerage commissions, Acquired
    Fund Fees and Expenses, and extraordinary expenses) from exceeding 1.00% of the Fund's average daily net assets until February 28, 2011. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Trust's Board of Trustees (the "Board") may permit the Adviser to retain the difference between the Total Annual Fund Operating Expenses and 1.00% to recapture all or a portion of its prior fee reductions or reimbursements made during the preceding three-year period. This Agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days' prior written notice to the Trust, effective as of the close of the business on the last day of the then-current one-year period. Net operating expenses shown include less than 0,01% of Acquired Fund Fees and Expenses. Due to the effect of rounding when acquired fund fees and expenses are added to Other Expenses, net operating expenses are 0.01% higher than the contractual cap.

EXAMPLE

    This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

    The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that, except for the first year, the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                       1 Year   3 Years   5 Years   10 Years
                       ------   -------   -------   --------
                        $103      $628     $1,179    $2,686


PORTFOLIO TURNOVER

    The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the example, affect the Fund's performance. During its most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY
--------------------------------------------------------------------------------

    Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its net assets in equity securities. This investment policy may be changed by the Fund upon 60 days' prior notice to shareholders. The Fund focuses on U.S. listed common stocks issued by companies with large market capitalizations (greater than $10 billion) that Haverford Financial Services, Inc. believes are quality companies with stock that offer the potential for future price appreciation. The Adviser considers quality growth companies: to have a history of pre-

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

    dictable and consistent earnings growth; have regular, growing dividend payments; and be industry leaders in their respective categories. After screening companies based on these criteria, the Adviser invests in companies that it believes offer exceptional financial strength, industry position, franchise recognition, and consistent and predictable growth in earnings and dividends. Using this strategy, the Fund will ordinarily expect to hold stocks of 25 to 35 different companies operating in 15 to 20 different industries.

    The Fund seeks to buy and hold its securities for the long term and seeks to keep portfolio turnover to a minimum. However, the Adviser may sell a security for the following reasons: in response to deterioration in a company's business prospects, performance, or financial strength; when it becomes over-valued or comprises too large of a position in the Fund's portfolio; or when better opportunities are available among similar companies.

PRINCIPAL RISKS
--------------------------------------------------------------------------------

    As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY. The principal risk factors affecting shareholders' investments in the Fund are set forth below.

    Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund's equity securities may fluctuate drastically from day-to-day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

    Although the Fund is diversified, its investment strategy often results in a relatively focused portfolio of stocks of companies that it believes hold the most growth potential. As a result, poor performance or adverse economic events affecting one or more of these companies could have a greater impact on the Fund than it would on another mutual fund with a broader range of investments.

    The Fund is also subject to the risk that large-cap growth stocks may under-perform other equity market segments or the equity market as a whole.

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

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    The bar chart and the performance table below illustrate the risks and volatility of an investment in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual returns for 1 and 5 years and since inception compare with those of a broad measure of market performance. Of course, the Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund's website at WWW.HAVERFORDFUNDS.COM or by calling 1-866-301-7212.


                              [BAR GRAPH OMITTED]

             0.07%      10.86%      4.01%      (29.59)%   16.43%
             2005        2006        2007       2008       2009


                       BEST QUARTER        WORST QUARTER
                           14.19%             (17.37)%
                        (06/30/09)           (12/31/08)

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

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2009

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    Returns after taxes on distribution and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.


                                                               SINCE
                                                             INCEPTION
                                              1 YEAR 5 YEARS (06/30/04)
    -------------------------------------------------------------------
    Fund Returns Before Taxes                 16.43% (1.11)%  (0.45)%
    -------------------------------------------------------------------
    Fund Returns After Taxes on Distributions 15.74% (1.43)%  (0.77)%
    -------------------------------------------------------------------
    Fund Returns After Taxes on Distributions
      and Sale of Fund Shares                 10.61% (0.98)%  (0.43)%
    -------------------------------------------------------------------
    S&P 500 Index (reflects no deduction
      for fees, expenses or taxes)            26.46%  0.42%    1.65%
    -------------------------------------------------------------------


INVESTMENT ADVISER
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    Haverford Financial Services, Inc. serves as the investment adviser to the
    Fund.

PORTFOLIO MANAGERS

    The Fund is managed by a team of investment professionals, each of whom is jointly and primarily responsible for the day-to-day management of the Fund.

    Joseph J. McLaughlin, Jr., Chairman, Chief Executive Officer, President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003.

    Binney H.C. Wietlisbach, Executive Vice President and Member of the Investment Selection Committee, Executive Committee and Board of Directors, joined Haverford in 2003.

    George W. Connell, Vice Chairman, and Member of the Board of Directors, founded Haverford in 2003.

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

    Henry B. Smith, Vice President, Chief Investment Officer and Chairperson of the Investment Selection Committee, joined Haverford in 2003.

    John H. Donaldson, Vice President, Director of Fixed Income and Member of the Investment Selection Committee, joined Haverford in 2008.

    David Brune, Vice President and Member of the Investment Selection Committee, joined Haverford in 2004.

    Timothy A. Hoyle, Vice President and Member of the Investment Selection Committee, joined Haverford in 2003.

    Jeffrey M. Bagley, Vice President and Member of the Investment Selection Committee, joined Haverford in 2010.

PURCHASE AND SALE OF FUND SHARES
--------------------------------------------------------------------------------

    To purchase shares of the Fund for the first time, including an initial purchase through an individual retirement account ("IRA"), you must invest at least $2,500. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments.

    If you own your shares directly, you may sell your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail or telephone at 1-866-301-7212.

    If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Fund.

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

TAX INFORMATION
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    The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
--------------------------------------------------------------------------------

    If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's web site for more information.

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HIM-SM-001-0100